SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Penn Octane Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INFORMATION REGARDING VOTING, PROXIES AND THE MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
EXECUTIVE COMPENSATION
OTHER INFORMATION

PENN OCTANE CORPORATION
77-530 ENFIELD LANE, BUILDING D
PALM DESERT, CALIFORNIA 92211

July 14, 2004

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Penn Octane Corporation (the “Company”) which will be held at 9:00 a.m., local time, on July 30, 2004, at The Hyatt Newporter Hotel - Ocean Room, 1107 Jamboree Road, Newport Beach, California, 92660. Enclosed are a Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card. All holders of the Company’s outstanding Common Stock as of the close of business on July 13, 2004, are entitled to vote at the Annual Meeting.

     It is important that you use this opportunity to participate in the Company’s affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE PRIOR TO THE MEETING. Returning the proxy card will not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you at the meeting.

Sincerely,
/s/ JEROME B. RICHTER

Jerome B. Richter Chairman of the Board of Directors

PENN OCTANE CORPORATION
77-530 ENFIELD LANE, BUILDING D
PALM DESERT, CALIFORNIA 92211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 30, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Penn Octane Corporation, a Delaware corporation (the “Company”), will be held at The Hyatt Newporter Hotel – Ocean Room, 1107 Jamboree Road, Newport Beach, California, 92660, on July 30, 2004 at 9:00 a.m., local time, for the following purposes:

1.	To elect five directors to the Board of Directors of the Company.

2.	To ratify the appointment of Burton McCumber & Cortez, L.L.P. as independent accountants for the Company and its subsidiaries for the fiscal year ending July 31, 2004.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on July 13, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

/s/ JEROME B. RICHTER

Jerome B. Richter Chairman of the Board of Directors

Palm Desert, California
July 14, 2004

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON.

PENN OCTANE CORPORATION
77-530 ENFIELD LANE, BUILDING D
PALM DESERT, CALIFORNIA 92211

____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF STOCKHOLDERS
July 30, 2004

     This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about July 14, 2004.

INFORMATION REGARDING VOTING, PROXIES AND THE MEETING

Date, Time and Place of Meeting

     The proxy accompanying this Proxy Statement (the “Proxy”) is solicited on behalf of the Board of Directors of Penn Octane Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held at The Hyatt Newporter Hotel – Ocean Room, 1107 Jamboree Road, Newport Beach, California, 92660, on July 30, 2004, at 9:00 a.m. (the “Annual Meeting”).

Record Date; Outstanding Shares; Quorum

     Only holders of record of the Company’s Common Stock, $0.01 par value (the “Common Stock”), at the close of business on July 13, 2004 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 15,285,245 shares of Common Stock outstanding and entitled to vote, held by approximately 114 stockholders of record. A majority of the shares of the issued and outstanding Common Stock entitled to vote at such Annual Meeting, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. Proxies marked to abstain from voting on a proposal or to withhold authority to vote on a matter and broker non-votes (as defined below) will be included in determining the presence of a quorum.

Voting

     Holders of the Company’s Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting for directors is not permitted.

     If a stockholder abstains on any matter, the stockholder’s shares will not be voted, which will have the same legal effect as a vote “against” the matter. If a stockholder returns a duly executed proxy card and no choice is specified, the stockholder’s shares will be voted in favor of each nominee for election as a director and for Proposal No. 2 on the Proxy and at the discretion of the Proxy holders with respect to any other matter as may properly be brought before the Annual Meeting or an adjournment thereof.

     In the event that a broker, bank, custodian, nominee or other record holder of the Common Stock indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter (a “broker non-vote”), such shares will not be counted as shares entitled to vote with respect to that matter, and therefore will have no effect on the outcome of the vote with respect to any of the proposals. Broker non-votes will, however, be counted toward the establishment of a quorum.

     With regard to Proposal No. 1 below, directors will be elected by a plurality of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present; such votes may not be cumulated. With regard to Proposal No. 2, the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company present in person or by proxy and entitled to vote at the Annual Meeting, is required for approval, assuming a quorum is present.

     One stockholder, Jerome B. Richter, Chairman of the Board and Chief Executive Officer of the Company, who holds approximately 25% of the issued and outstanding shares of Common Stock of the Company, has indicated his intention to vote his shares in favor of each of the nominees set forth in Proposal No. 1 and for Proposal No. 2.

Solicitation of Proxies

     The Proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting. Stockholders are requested to complete, date and sign the Proxy and promptly return it in the accompanying postage prepaid envelope or otherwise mail or deliver it to the Company c/o Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado 80401.

     The expenses of soliciting the Proxies will be paid by the Company. Following the original mailing of the Proxies and other soliciting materials, the Company, its officers, and employees and/or its agents may also solicit proxies by mail, electronic mail, telephone, telegraph, facsimile or in person. Company employees will not receive any additional compensation for such activities. The Company will request that the brokers, custodians, nominees and other record holders forward copies of the Proxy Statement, Proxy and any other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise thereof. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses incurred in forwarding such Proxies.

Voting of Proxies

     All Proxies that are properly executed and returned, and that are not revoked prior to their use, will be voted at the Annual Meeting in accordance with the instructions indicated therein or, if no direction is indicated, in favor of the election to the Company’s Board of Directors of each of the nominees listed in Proposal No. 1 below and for Proposal No. 2. The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the Proxy holders.

Revocation of Proxies

     Any person signing a Proxy has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A stockholder who has given a Proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company (by any means, including facsimile) a written notice, bearing a date later than the Proxy, stating that the Proxy is revoked; (ii) signing and delivering a subsequent proxy relating to the same shares of Common Stock and bearing a later date prior to the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a Proxy). Please note, however, that if a stockholder’s shares of Common Stock are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee authorizing the stockholder to vote on behalf of the record holder.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     The Board of Directors of the Company is presently composed of eight members, with each director serving until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until such director’s earlier resignation or removal.

     At the Annual Meeting, the following five persons will be nominated for election of the Board of Directors: Jerome B. Richter, Richard “Beau” Shore, Jr., Stewart J. Paperin, Harvey L. Benenson, and Emmett M. Murphy. All of such nominees are currently directors of the Company. Shares represented by the Proxy will be voted for the election of each of the nominees unless the Proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the Proxy may be voted for such substitute nominee as the proxy holders may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director. Directors will be elected by a plurality of the votes of the issued and outstanding shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present.

     The following nominees are considered “independent” under applicable rules of the Nasdaq Stock Market: Messrs. Benenson, Murphy, and Paperin. If each of the foregoing nominees is elected, a majority of the Board of Directors will be comprised of independent directors.

Directors/Nominees

     The names of the Company’s directors, including the nominees, and certain information about them are set forth below:

			Director
Name of Director	Age	Position with Company	Since
Jerome B. Richter	68	Chairman of the Board of Directors, Chief Executive Officer and Director	1992
Richard “Beau” Shore, Jr.	38	President and Director	2003
Stewart J. Paperin	56	Director	1996
Harvey L. Benenson	56	Director	2000
Emmett M. Murphy	52	Director	2001

     Each of the nominees, if elected, will serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

     Jerome B. Richter founded the Company and served as its Chairman of the Board and Chief Executive Officer from the date of its organization in August 1992 to December 1994, when he resigned from such positions and became Secretary and Treasurer of the Company. He resigned from such positions in August 1996. Effective October 1996, Mr. Richter was elected Chairman of the Board, President and Chief Executive Officer of the Company. During May 2003, Mr. Richter resigned from his position as President of the Company upon the election of Mr. Shore to such position.

     Richard “Beau” Shore, Jr. was elected President of the Company in May 2003. Mr. Shore was elected to the board of directors in July 2003. Since 2001, Mr. Shore has served as founder, President and CEO of Shore Capital LLC, a company involved in investing in small, energy related ventures. From November 1998 through January 2001, Mr. Shore was the founder, President and CEO of Shore Terminals, LLC, a company engaged in managing marine petroleum storage and pipeline facilities. From 1994 through 1998, Mr. Shore was Vice President of Wickland Oil Company. During the period November 2002 through April 2003, Shore Capital LLC provided consulting services to the Company. See “Compensation Plans and Arrangements.”

     Stewart J. Paperin was elected a director of the Company in February 1996. Since July 1996, Mr. Paperin has served as Executive Vice President of the Soros Foundations Open Society Institute, which encompasses the charitable operations of 40 foundations in Central and Eastern Europe, the United States, Africa, and Latin America, and as a portfolio manager of Soros Fund Management.

     Harvey L. Benenson was elected a director of the Company in August 2000. Mr. Benenson has been Managing Director, Chairman and Chief Executive Officer of Lyons, Benenson & Company Inc., a management consulting firm, since 1988, and Chairman of the Benenson Strategy Group, a strategic research, polling and consulting firm affiliated with Lyons, Benenson & Company Inc., since July 2000. Earlier, Mr. Benenson was a partner in the management consulting firm of Cresap, McCormick and Paget from 1974 to 1983, and Ayers, Whitmore & Company from 1983 to 1988.

     Emmett M. Murphy was elected a director of the Company in November 2001. In April 1996, Mr. Murphy founded Paradigm Capital Corp., Fort Worth, Texas, an investment firm, and he has been the President and Chief Executive Officer of Paradigm Capital since that time. From March 1981 to April 1996, Mr. Murphy was a Partner in Luther King Capital Management, Fort Worth, Texas, a registered investment advisor. Mr. Murphy has been a Chartered Financial Analyst since 1979. He received a Bachelor of Science degree from the University of California at Berkeley in 1973 and a Master of Business Administration degree from Columbia University in 1975.

     The Board of Directors unanimously recommends that you vote FOR the election of each of Jerome B. Richter, Richard “Beau” Shore, Stewart J. Paperin, Harvey L. Benenson, and Emmett M. Murphy as Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, FOR each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Meeting.

Meetings of the Board of Directors and Board Committees

     There were two meetings of the Board of Directors during fiscal year 2003. Mr. Benenson and Mr. Lockett each missed one board meeting during fiscal year 2003. The Board of Directors does not have a policy regarding attendance at annual meetings of stockholders. The following directors attended the annual meeting of stockholders held on July 31, 2003: Jerome B. Richter and Ian T. Bothwell.

     The Board of Directors has appointed an audit committee and a compensation committee. In addition, the Board of Directors appointed an independent committee to review the terms of the proposed spin-off transaction (the “Spin-Off”), described below under Other Information — Certain Relationships and Related Transactions. The members of each committee are appointed by the Board of Directors.

     The Board of Directors has not appointed a nominating committee or committee performing similar functions. Each director, including the Chairman of the Board, may suggest candidates for election to the Board of Directors. In lieu of approval by a nominating committee, a majority of the independent directors must recommend any candidate before final selection by full Board of Directors. The Board of Directors does not have a policy with regard to the consideration of director candidates recommended by stockholders but will instead consider any such candidates on a case-by-case basis. A stockholder wishing to recommend a candidate for director should furnish to the Secretary of the Company, at its principal executive offices, the name of the candidate, relevant background information on the candidate, the name and contact information of the recommending stockholder, and the number of shares beneficially owned by such stockholder. Any such recommendation must be received by the Company not later than the deadline for stockholder proposals set forth below under Stockholder Proposals and Communications.

     Audit Committee. The Company’s audit committee (the “Audit Committee”) consists of Stewart J. Paperin, Harvey L. Benenson, and Emmett M. Murphy. All of the present members of the Audit Committee are “independent” under applicable rules of the Nasdaq Stock Market. Mr. Paperin and Mr. Murphy are considered “audit committee financial experts” as defined in applicable rules of the Securities and Exchange Commission.

     The Audit Committee operates under a charter, a copy of which was furnished with the Company’s 2001 Proxy Statement. The Audit Committee recommends the engagement or termination of independent auditors and reviews the scope of their services and the Company’s consolidated financial statements and the related audit. The Audit Committee is also responsible for investigations of any matter brought to its attention within its purview. The Audit Committee also reviews all reports of examination and management’s responses and annually reviews transactions involving the Company and any director, executive officer or other affiliate. The Audit Committee met four times during fiscal year 2003. See the Audit Committee Report.

     Compensation Committee. The Company’s compensation committee (the “Compensation Committee”) consists of Jerome B. Richter, Harvey L. Benenson, Stewart J. Paperin and Emmett M. Murphy. Mr. Richter intends to resign from the Compensation Committee effective July 30, 2004. The Compensation Committee makes recommendations concerning the election and reelection of officers, and approves all salary levels and incentive awards for all senior management officers, subject to ratification by the Board of Directors. The Compensation Committee met four times during fiscal year 2003. See the Compensation Committee Report.

     Independent Committee. In January 2003, the Board of Directors appointed a committee consisting solely of independent directors (the “Independent Committee”) to review and advise the board regarding the proposed Spin-Off transaction. The Independent Committee consists of Harvey L. Benenson, Stewart J. Paperin and Emmett M. Murphy. At the Company’s expense, the Independent Committee has engaged independent legal counsel and financial advisors to assist the committee in its evaluation of the Spin-Off. The Independent Committee met six times during fiscal year 2003.

Executive Officers

     The names of the Company’s executive officers, and certain information about them are set forth below:

			Officer
Name of Executive Officer	Age	Position with Company	Since
Jerome B. Richter	68	Chairman of the Board of Directors, Chief Executive Officer and Director	1992
Richard “Beau” Shore, Jr.	38	President and Director	2003
Charles Handly	67	Chief Operating Officer and Executive Vice President	2003
Ian T. Bothwell	44	Vice President, Treasurer, Chief Financial Officer and Assistant Secretary	1996
Jerry L. Lockett	63	Vice President and Secretary	1998

     Jerome B. Richter – see biographical information above.

     Richard “Beau” Shore, Jr. – see biographical information above.

     Charles Handly was appointed Chief Operating Officer and Executive Vice President of the Company in May 2003. From August 2002 through April 2003, Mr. Handly served as Vice President of the Company. From August 2000 through July 2002, Mr. Handly provided consulting services to the Company. Mr. Handly previously served as a director of the Company from August 2000 until August 2002 and from July 2003 through July 2004. Mr. Handly’s term as a director will end with the Annual Meeting. He is not standing for reelection to the Board of Directors in order to satisfy new requirements of the Nasdaq Stock Market regarding independence of the board. Mr. Handly retired from Exxon Corporation on February 1, 2000 after 38 years of service. From 1997 until January 2000, Mr. Handly was Business Development Coordinator for gas liquids in Exxon’s Natural Gas Department. From 1987 until 1997, Mr. Handly was supply coordinator for two Exxon refineries and 57 gas plants in Exxon’s Supply Department.

     Ian T. Bothwell was elected Vice President, Treasurer, Assistant Secretary and Chief Financial Officer of the Company in October 1996. He also served as a director of the Company from March 1997 until July 2004. Mr. Bothwell’s term as a director will end with the Annual Meeting. He is not standing for reelection to the Board of Directors in order to satisfy new requirements of the Nasdaq Stock Market regarding independence of the board. Since July 1993, Mr. Bothwell has been a principal of Bothwell & Asociados, S.A. de C.V., a Mexican management consulting and financial advisory company that was founded by Mr. Bothwell in 1993 and specializes in financing infrastructure projects in Mexico. From February 1993 through November 1993, Mr. Bothwell was a senior manager with Ruiz, Urquiza y Cia., S.C., the affiliate in Mexico of Arthur Andersen L.L.P., an accounting firm. Mr. Bothwell also serves as Chief Executive Officer of B & A Eco-Holdings, Inc., the company formed to purchase the Company’s CNG assets.

     Jerry L. Lockett joined the Company as a Vice President in November 1998. In January 2004, Mr. Lockett was elected Secretary of the Company. He also served as a director of the Company from 1999 until July 2004. Mr. Lockett’s term as a director will end with the Annual Meeting. He is not standing for reelection to the Board of Directors in order to satisfy new requirements of the Nasdaq Stock Market regarding independence of the board. Prior to joining the Company, Mr. Lockett held a variety of positions during a 31 year career with Union Carbide Corporation in sales management, hydrocarbon supply and trading, and strategic planning. He also served in a management position with Union Carbide’s wholly-owned pipeline subsidiaries.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Burton McCumber & Cortez, L.L.P. (“Burton McCumber”) as independent accountants for the Company and its subsidiaries for the fiscal year ending July 31, 2004, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Burton McCumber has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. Representatives of Burton McCumber will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

     In the event the stockholders fail to ratify the selection of Burton McCumber, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The Company has been billed as follows for the professional services of Burton McCumber & Cortez, L.L.P. rendered during fiscal years 2002 and 2003:

	2002		2003
Audit Fees	$245,304		$263,229
Audit – Related Fees	$—		$—
Tax Fees (1)	$17,139		$12,420
All Other Fees	$16,587	(2)	$165,746	(3)

(1)	Represents fees billed for tax compliance, tax advice and tax planning services.

(2)	Represents fees billed for accounting and tax issues related to Mexico and U.S.

(3)	Consists of $3,288 in fees billed for accounting and tax issues related to Mexico and U.S. and $162,458 in fees billed related to the Spin-Off.

     The Company’s audit committee approves the engagement of its independent auditor to perform audit related services. The audit committee does not formally approve specific amounts to be spent on non-audit related services which in the aggregate do not exceed amounts to be spent on audit related services. In determining the reasonableness of audit fees, the audit committee considers historical amounts paid and the scope of services to be performed.

     The Audit Committee has considered and determined that the services described above other than audit services is compatible with maintaining the independence of Burton McCumber.

Audit Committee Report

     The current members of the Audit Committee are Stewart J. Paperin, Harvey L. Benenson, and Emmett M. Murphy. A copy of the Audit Committee charter was furnished with the Company’s 2001 Proxy Statement.

     The Audit Committee’s agenda is established by the Audit Committee’s chairman and the Company’s Chief Financial Officer. The Audit Committee reviews with management the audited financial statements in the Company’s Report on Form 10-K and Annual Report to Stockholders, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Audit Committee has received and discussed with the independent auditors an annual written report on their independence from the Company and its management made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”). The Audit Committee has considered and determined that other non-audit services provided by the independent auditors to the Company during fiscal year 2003 was compatible with the independent auditors independence.

     In performing its functions, the Audit Committee acts only in an oversight capacity. The Audit Committee does not complete its reviews prior to the Company’s public announcements of financial results and, in its oversight role, the Audit Committee necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

     The Audit Committee made no recommendation to the Board of Directors concerning the audited financial statements to be included in the Company’s Report on Form 10-K and Annual Report to Stockholders for the year ended July 31, 2003, for filing with the Securities and Exchange Commission.

BY THE AUDIT COMMITTEE

STEWART J. PAPERIN
HARVEY L. BENENSON
EMMETT M. MURPHY

     The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent accountants. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting.

EXECUTIVE COMPENSATION

Compensation Committee Report

     The Company’s compensation to executive management is administered by the Compensation Committee of the Board of Directors. As of July 31, 2003, the Compensation Committee was comprised of four directors, of which all but one are outside directors, who report to the Board of Directors on all compensation matters concerning the Company’s executive officers (the “Executive Officers”), including the Company’s Chief Executive Officer and the Company’s other Executive Officers (collectively, with the Chief Executive Officer, the “Named Executive Officers”) (see below). In determining annual compensation, including bonus, and other incentive compensation to be paid to the Named Executive Officers, the Compensation Committee considers several factors including overall performance of the Named Executive Officer (measured in terms of financial performance of the Company, opportunities provided to the Company, responsibilities, quality of work and/or tenure with the Company), and considers other factors including retention and motivation of the Named Executive Officers and the overall financial condition of the Company. The Company provides compensation to the Named Executive Officers in the form of cash, equity instruments and forgiveness of interest incurred on indebtedness to the Company.

     The overall compensation provided to the Named Executive Officers consisting of base salary and the issuance of equity instruments is intended to be competitive with the compensation provided to other executives at other companies after adjusting for factors described above, including the Company’s financial condition during the term of employment of the Executive Officers.

Base Salary: The base salary is approved based on the Named Executive Officer’s position, level of responsibility and tenure with the Company.

Chief Executive Officer’s Compensation: During fiscal year 2003, Mr. Richter was paid in accordance with the terms of his employment agreement which was in effect during the period. The Board of Directors continued to ratify prior elections not to accrue any future interest payable by Mr. Richter on his note to acquire shares of common stock of the Company to the Company so long as Mr. Richter continued to provide guarantees to certain of the Company’s creditors. The Compensation Committee determined that Mr. Richter’s compensation under his employment agreement is fair to the Company, especially considering the position of Mr. Richter with the Company.

BY THE COMPENSATION COMMITTEE

STEWART PAPERIN
HARVEY L. BENENSON
EMMETT M. MURPHY
JEROME B. RICHTER

Compensation Committee Interlocks and Insider Participation

     Messrs. Jerome B. Richter, Stewart J. Paperin, Emmett M. Murphy and Harvey L. Benenson served as the members of the Compensation Committee during fiscal year 2003. Mr. Richter is the Chief Executive Officer of the Company, so his compensation is subject to ratification by the Board of Directors. Mr. Richter intends to resign from the Compensation Committee effective July 30, 2004.

Executive Compensation

     During December 1999, the Board authorized the implementation of a management incentive program whereby officers and directors of the Company received warrants to purchase 1,400,000 shares of common stock of the Company and warrants to purchase 100,000 shares of common stock of the Company were received by consultants (collectively, the “Incentive Warrants”). The Incentive Warrants have an exercise price equal to $4.60 per share and will vest ratably on a monthly basis over three years or immediately upon a change in control of the Company. The exercise price per share of the Incentive Warrants was equal to or greater than the quoted market price per share on the date of grant.

     As bonuses to four of its executive officers for the year ended July 31, 2000, the Company granted each executive officer warrants to purchase 10,000 shares of common stock at an exercise price of $6.94 per share exercisable through July 31, 2005. The exercise price per share of the warrants was equal to or greater than the quoted market price per share on the date of grant.

     As a bonus to a director and executive officer of the Company, during November 2000, the Company granted warrants to purchase 200,000 shares of Common Stock of the Company at an exercise price of $7.00 per share exercisable for five years. The exercise price per share of the warrants was equal to or greater than the quoted market price per share on the date of grant.

     The following table sets forth annual and all other compensation to the Named Executive Officers, for services rendered in all capacities to the Company and its subsidiaries during each of the fiscal years indicated. This information includes the dollar values of base salaries, bonus awards, the number of warrants granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights or other long-term compensation plans for employees.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long Term Compensation
						Awards		Payouts
					All Other		Securities
					Annual	Restricted	Underlying		All Other
Name and Principal					Compen-	Stock	Options/	LTIP	Compensation
Position	Year	Salary ($)	Bonus ($)		sation ($)	Awards ($)	SARS (#)	Payouts ($)	($)
Jerome B. Richter,	2003	300,000	208,832	(3)	—	—	—	—	54,733	(4)
Chairman of the Board	2002	300,000	319,436	(3)	—	—	—	—	—
and Chief Executive	2001	300,000	—		—	—	—	—	—
Officer

Richard Shore, Jr.,	2003	78,462	—		—	—	—	—	—
President	2002	—	—		—	—	—	—	—
	2001	—	—		—	—	—	—	—

Charles Handly,	2003	138,461	—		—	—	—	—	—
Chief Operating Officer	2002	6,923	—		—	—	—	—	—
and Executive Vice	2001	—	—		—	—	—	—	—
President

Ian T. Bothwell,	2003	180,000	—		—	—	—	—	—
Vice President, Treasurer,	2002	168,000	—		—	—	—	—	—
Assistant Secretary and	2001	168,000	1,026,351	(2)	—	—	—	—	—
Chief Financial Officer

Jorge R. Bracamontes	2003	—	—		—	—	—	—	703,349	(1)
	2002	—	—		—	—	—	—	180,000	(1)
	2001	—	—		—	—	—	—	180,000	(1)

Jerry L. Lockett,	2003	132,000	—		—	—	—	—	—
Vice President	2002	132,000	—		—	—	—	—	—
	2001	132,000	—		—	—	—	—	—

(1)	Mr. Bracamontes received consulting fees totaling $180,000, $180,000 and $180,000 for services performed on behalf of the Company in Mexico for the years ended July 31, 2001, 2002 and 2003. Mr. Bracamontes also received $523,349 in severance payments for the year ended July 31, 2003.

(2)	The fair market value of non-cash bonuses issued in the form of stock warrants are determined by using the Black-Scholes Option Pricing Model.

(3)	Includes amounts to be paid in cash.

(4)	In connection with Mr. Richter’s employment contract, the Company paid $54,733 in life insurance premiums on behalf of Mr. Richter.

AGGREGATED WARRANT EXERCISES DURING FISCAL 2003
AND WARRANT VALUES ON JULY 31, 2003

			Number Of Securities	Value Of Unexercised
	Number of Shares		Underlying Unexercised	In-The-Money
	Acquired Upon	Value Realized	Warrants At July 31, 2003	Warrants At July 31, 2003
	Exercise of Warrants	Upon Exercise	(#) Exercisable/	Exercisable/Unexercisable
Name	(#)	($)	Unexercisable	($)(1)
Jerome B. Richter	0	0	540,000/0	24,300/0
Richard Shore, Jr.	0	0	0/0	0/0
Charles Handly	0	0	114,470/25,530	0/0
Ian T. Bothwell	0	0	332,511/7,489	24,300/0
Jorge R. Bracamontes	0	0	340,000/0	24,300/0
Jerry L. Lockett	0	0	240,000/0	24,300/0

(1)	Based on a closing price of $3.31 per share of Common Stock on July 31, 2003.

Compensation Plans and Arrangements

     From February 2001 through July 2002, the Company continued the terms of the previous six year employment agreement with Mr. Richter, the Chief Executive Officer of the Company, which had expired in January 2001 (the “Old Agreement”). Under the Old Agreement, Mr. Richter was entitled to receive $300,000 in annual compensation until earnings exceed a gross profit of $500,000 per month for an annual period (Minimum Gross Profit), whereupon Mr. Richter was entitled to an increase in his salary to $40,000 per month for the first year of the agreement increasing to $50,000 per month during the second year of the agreement. Mr. Richter was entitled to an increase in his salary to $480,000 for the first year following the period in which the Minimum Gross Profit is met, increasing to $600,000 per year during the second year following the period in which the Minimum Gross Profit is met. He was also entitled to an annual bonus of 5% of all pre-tax profits of the Company. He was also entitled to receive warrants to purchase 200,000 shares of Common Stock of the Company at an exercise price of $5.00 per share upon the Company achieving the Minimum Gross Profit. Mr. Richter’s employment agreement also entitled him to a right of first refusal to participate in joint venture opportunities in which the Company may invest, contained a covenant not to compete for a period of one year from his termination of the agreement and had restrictions on use of confidential information

     Effective July 2002, the Company entered into a new three year employment agreement with Mr. Richter (the “New Agreement”). Under the terms of the New Agreement, Mr. Richter is entitled to receive a monthly salary equal to $25,000 and a minimum annual bonus payment equal to $100,000 plus 5% of net income before taxes of the Company. In addition, Mr. Richter was entitled to receive a warrant grant by December 31, 2002 in an amount and with terms commensurate with prior practices. The Company has yet to issue Mr. Richter his warrant grant in connection with the New Agreement. In connection with the New Agreement, Mr. Richter also is the beneficiary of a term life insurance policy which is paid for by the Company.

     In connection with the New Agreement, the Company also agreed to forgive any interest due from Mr. Richter pursuant to Mr. Richter’s promissory note, provided that Mr. Richter guarantees at least $2,000,000 of the Company’s indebtedness during any period of that fiscal year of the Company. Furthermore, the Company agreed to forgive Mr. Richter’s promissory note in the event that either (a) the share price of the Company’s common stock trades for a period of 90 days at a blended average price equal to at least $6.20, or (b) the Company is sold for a price per share (or an asset sale realizes revenues per share) equal to at least $6.20.

     Effective November 2002, the Company and Shore Capital LLC (“Shore Capital”), a company owned by Mr. Shore, entered into a consulting contract whereby the Company agreed to pay Shore Capital $30,000 a month for a period of six months. Under the terms of the consulting contract, Shore Capital received an exclusive right in the event the Company effectively converted its current structure into a publicly traded limited partnership (the “MLP”), to purchase up to a 50% voting interest in the general partner of the MLP at a price not to exceed $330,000. In addition, in the event that the conversion of the Company into an MLP was successful, Shore Capital was also entitled to receive an option to acquire up to 5% interest in the MLP at an exercise price not to exceed $1,650,000. The contract also provided for the Company to offer Mr. Shore a two-year employment agreement at the same rate provided for under the contract. The Company did not convert to an MLP as originally structured.

     During May 2003, Mr. Shore was appointed President of the Company. Effective May 13, 2003, the Company and Mr. Shore entered into a two-year employment agreement. Under the terms of the agreement, Mr. Shore is entitled to receive a monthly salary of $30,000 per month and in connection with the Company’s current plans to form a publicly traded limited partnership (the “MLP”), Mr. Shore or his designees are entitled to receive options, exercisable after the date of the distribution of the common units of the MLP to the stockholders of the Company , to purchase 97,415 common units of the MLP at a per unit exercise price of $8.47, to purchase 723,684 shares of common stock of the Company at a per share exercise price of $1.14 and to purchase 25% of the limited liability company interests of Rio Vista GP LLC, a Delaware limited liability company formed by the Company as the general partner of the MLP, at an exercise price equal to the pro rata portion of the tax basis capital of the MLP immediately after the distribution of common units of the MLP to the stockholders of the Company. No such options will be issued until the Spin-Off becomes effective. Under the terms of his employment agreement, Mr. Shore may make monetary investments in other businesses so long as the business does not directly compete with the Company or the MLP.

Compensation of Directors

     At a meeting of the Board of Directors (the “Board”) held in September 1999, the Board approved the implementation of a plan to compensate each outside director serving on the Board (the “Plan”). Under the Plan, all outside directors upon election to the Board are entitled to receive warrants to purchase 20,000 shares of common stock of the Company and are to be granted additional warrants to purchase 10,000 shares of common stock of the Company for each year of service as a director. All such warrants will expire five years after the warrants are granted. The exercise price of the warrants issued under the Plan are equal to the average trading price of the Company’s common stock on the effective date the warrants are granted, and the warrants vest monthly over a one year period. The Company does not pay cash compensation to outside directors but does reimburse expenses incurred by directors in connection with board and committee meetings.

Stock Performance Graph

     The following graph compares the yearly percentage change in the Company’s cumulative, five-year total stockholder return with the Russell 2000 Index and the NASDAQ Index. The graph assumes that $100 was invested on August 1, 1998 in each of the Company’s Common Stock, the Russell 2000 Index and the NASDAQ Index, and that all dividends were reinvested. The graph is not, nor is it intended to be, indicative of future performance of the Company’s Common Stock.

     The Company is not aware of a published industry or line of business index with which to compare the Company’s performance. Nor is the Company aware of any other companies with a line of business and market capitalization similar to that of the Company with which to construct a peer group index. Therefore, the Company has elected to compare its performance with the NASDAQ Index and Russell 2000 Index, an index of companies with small market capitalization.

	1998	1999	2000	2001	2002	2003
Penn Octane Corporation	$100	$60.00	$180.00	$100.00	$77.00	$83.00
Russell 2000 Index	$100	$105.96	$119.27	$115.49	$93.49	$113.41
NASDAQ Index	$100	$140.92	$201.19	$108.26	$70.94	$92.66

OTHER INFORMATION

Certain Relationships and Related Transactions

     During April 1997, Mr. Jerome B. Richter, the Company’s Chief Executive Officer, Chairman of the Board and former President, exercised warrants to purchase 2,200,000 shares of Common Stock of the Company, at an exercise price of $1.25 per share. The consideration for the exercise of the warrants included $22,000 in cash and a $2,728,000 promissory note. The note was due on April 11, 2000. On April 11, 2000, Mr. Richter issued a new promissory note totaling $3,196,693 (“Mr. Richter’s Promissory Note”), representing the total unpaid principal and unpaid accrued interest at the expiration of the original promissory note. During September 1999, the Board of Directors of the Company agreed to offset interest due on Mr. Richter’s Promissory Note in consideration for providing collateral and personal guarantees of Company debt. The principal amount of the note plus accrued interest at an annual rate of 10.0%, except as adjusted for above, was due on April 30, 2001. In November 2001 the Company extended the due date to October 31, 2003 and the interest was adjusted to the prime rate on November 7, 2001 (5.0%). In July 2002 the Company extended the due date to July 29, 2005. In connection with the extension, the Company agreed in Mr. Richter’s employment agreement to continue to forgive any interest due from Mr. Richter pursuant to Mr. Richter’s Promissory Note, provided that Mr. Richter guarantees at least $2,000,000 of the Company’s indebtedness during any period of that fiscal year of the Company. Furthermore, the Company agreed to forgive Mr. Richter’s Promissory Note in the event that either (a) the share price of the Company’s Common Stock trades for a period of 90 days at a blended average price equal to at least $6.20, or (b) the Company is sold for a price per share (or an asset sale realizes revenues per share) equal to at least $6.20. Mr. Richter is personally liable with full recourse to the Company and has provided 1,000,000 shares of Common Stock of the Company as collateral. Those shares were subsequently pledged to the holders of certain of the Company’s debt obligations.

     Beginning in August 2002, the Company has employed Lon Richter, son of Jerome B. Richter. Lon Richter is currently employed as the director of information systems at an annual salary of approximately $96,000.

     On March 26, 2000, the wife of Mr. Jorge Bracamontes, a former director and executive officer of the Company, issued the Company a new promissory note totaling $46,603, representing the total unpaid principal and interest due under a prior promissory note due to the Company which matured March 26, 2000. The principal amount of the note plus accrued interest at an annual rate of 10.0% was due in April 2001. During November 2001, the Company and the wife of Mr. Bracamontes agreed to exchange 1,864 shares of Common Stock of the Company held by the wife of Mr. Bracamontes for payment of all unpaid interest owing to the Company through October 2001. In addition, the Company agreed to extend the maturity date of the note held by the wife of Mr. Bracamontes to October 31, 2003. The wife of Mr. Bracamontes was personally liable with full recourse under such promissory note and had provided the remaining 13,136 shares of Common Stock of the Company as collateral.

     During March 2000, Mr. Bracamontes, a former director and executive officer of the Company, exercised warrants to purchase 200,000 shares of Common Stock of the Company, at an exercise price of $2.50 per share. The consideration for the exercise of the warrants included $2,000 in cash and a $498,000 promissory note. The principal amount of the note plus accrued interest at an annual rate of 10.0% was due in April 2001. During November 2001, the Company and Mr. Bracamontes agreed to exchange 19,954 shares of Common Stock of the Company held by Mr. Bracamontes for payment of all unpaid interest owing to the Company through October 2001. In addition, the Company agreed to extend the maturity date of the note held by Mr. Bracamontes to October 31, 2003. Mr. Bracamontes was personally liable with full recourse under such promissory note and had provided the remaining 180,036 shares of Common Stock of the Company as collateral.

     During July 2003, Mr. Bracamontes, a former director and executive officer of the Company, resigned from his position as a director and officer of the Company. In connection with his resignation the Company agreed to (i) forgive the remaining balance of his $498,000 promissory note, (ii) forgive the remaining balance of his wife’s $46,603 promissory note, (iii) issue 21,818 shares of the Company’s Common Stock (valued at approximately $75,000, and (iv) agreed to make certain payments of up to $500,000 based on the success of future projects which commenced prior to March 31, 2004 (the Company’s Chief Executive Officer agreed to guarantee these payments with 100,000 of his shares of the common stock of the Company). Mr. Bracamontes continued to provide services and the Company continued to make payments to Mr. Bracamontes of $15,000 a month through March 31, 2004. Simultaneously, Mr. Bracamontes sold his 90% interest in Tergas, S.A. de C.V. (“Tergas”), an affiliate of the Company, to another officer of the Company, Mr. Vicente Soriano, who collectively owns a 95% interest in Tergas. The remaining balance is owned by Mr. Abelardo Mire, a consultant of the Company. The Company has an option to acquire Tergas for a nominal price of approximately $5,000. The Company pays Tergas its actual cost for distribution services at the Matamoros Terminal Facility plus a small profit.

     During September 2000, Mr. Ian Bothwell, a director and executive officer of the Company, exercised warrants to purchase 200,000 shares of Common Stock of the Company, at an exercise price of $2.50 per share. The consideration for the exercise of the warrants included $2,000 in cash and a $498,000 promissory note. The principal amount of the note plus accrued interest at an annual rate of 10.5% was due in April 2001. During November 2001, the Company and Mr. Bothwell agreed to exchange 14,899 shares of Common Stock of the Company held by Mr. Bothwell for payment of all unpaid interest owing to the Company through October 2001. In addition, the Company agreed to extend the maturity date of the note held by Mr. Bothwell to October 31, 2003.

     On September 10, 2000, the Board of Directors approved the repayment by a company controlled by Mr. Bothwell (the “Buyer”), a director and executive officer of the Company, of the $900,000 promissory note to the Company through the exchange of 78,373 shares of Common Stock of the Company owned by the Buyer, which were previously pledged to the Company in connection with the promissory note. The exchanged shares had a fair market value of approximately $556,000 at the time of the transaction resulting in an additional loss of $84,000. The remaining note had a balance of $214,355 and was collateralized by compressed natural gas refueling station assets and 60,809 shares of the Company’s Common Stock owned by the Buyer.

     During October 2002, the Company agreed to accept the compressed natural gas refueling station assets with an appraised fair value of approximately $800,000 as payment for all notes outstanding at the time (with total principal amount of $652,759 plus accrued interest) owed to the Company by Mr. Bothwell, an executive officer and director of the Company. In connection with the transaction, the Company adjusted the fair value of the assets to $720,000 to reflect additional costs estimated to be incurred in disposing of the assets. The Company also recorded interest income as of July 31, 2003 on the notes of approximately $67,241, which had previously been reserved, representing the difference between the adjusted fair value of the assets and the book value of the notes.

     In January 2002, the Company loaned Mr. Richter, the Company’s Chief Executive Officer, Chairman of the Board and former President, $200,000 due in one year. The Company had also made other advances to Mr. Richter of approximately $82,000 as of July 31, 2002, which were offset per his employment agreement against accrued and unpaid bonuses due to Mr. Richter. The note due from Mr. Richter in the amount of $200,000 plus accrued interest as of January 31, 2003, was paid through an offset against previously accrued bonus and profit sharing amounts due to Mr. Richter in January 2003.

     During March 2003, warrants to purchase 250,000 shares of Common Stock of the Company were exercised by Trellus Partners, L.P. for which the exercise price totaling $625,000 was paid by reduction of a portion of the outstanding debt and accrued interest owed to Trellus Partners, L.P. by the Company. In addition, during March 2003, Trellus Partners, L.P. acquired 161,392 shares of Common Stock from the Company at a price of $2.50 per share in exchange for cancellation of the remaining outstanding debt and accrued interest owed to Trellus Partners, L.P. totaling $403,480.

     In July 2003, the Company formed Rio Vista Energy Partners L.P., a Delaware limited partnership (the “Partnership”). The Partnership is currently a wholly owned subsidiary of the Company. The Partnership has two subsidiaries, Rio Vista Operating Partnership L.P. (0.1% owned by Rio Vista Operating G.P. LLC and 99.9% owned by the Company) and Rio Vista Operating GP LLC (wholly owned by the Partnership). The Company formed the Partnership for the purpose of transferring a 99.9% interest in Rio Vista Operating Partnership L.P., which will own substantially all of the Company’s owned pipeline and terminal assets in Brownsville and Matamoros, in exchange for a 2% general partner interest and a 98% limited partnership interest in the Partnership. The Company intends to spin off 100% of the limited partner units to its common stockholders (the “Spin-Off”), resulting in the Partnership becoming an independent public company. The remaining 2% general partner interest will be initially owned and controlled by the Company and the Company will be responsible for the management of the Partnership. The Spin-Off is described in greater detail in the Company’s report on Form 10-K/A which accompanies this Proxy Statement.

     In connection with the proposed Spin-Off, the Company has agreed to grant to Mr. Richter, the Company’s Chief Executive Officer and Chairman of the Board and Mr. Richard Shore, the Company’s President or Mr. Shore’s designees, options to each purchase 25% of the limited liability company interests in the general partner of the MLP. It is anticipated that Mr. Richter and Mr. Shore will exercise these options immediately after the Spin-Off occurs. The exercise price for each option will be the pro rata share (0.5%) of the MLP’s tax basis capital immediately after the Spin-Off. The Company will retain voting control of the MLP pursuant to a voting agreement. In addition, Mr. Shore will also receive an option to acquire 5% of the Common Stock of the Company and 5% of the limited partnership interest in the MLP at a combined equivalent exercise price of $2.20 per share.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the amount of stock of the Company beneficially owned as of July 13, 2004 by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

	Amount and Nature of
	Beneficial Ownership of	Percent of Class of
Name of Beneficial Owner	Common Stock (1)	Common Stock
Jerome B. Richter (2)	4,428,750	27.99%
The Apogee Fund, Paradigm Capital Corporation, and Emmett M. Murphy (3)	1,163,697	7.59%
Trellus Management Company, LLC (4)	836,392	5.47%
Kayne Anderson Capital Advisors, L.P. (5)	800,765	5.24%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under warrants which are currently exercisable, or which will become exercisable no later than 60 days after July 13, 2004, are deemed outstanding for computing the percentage of the person holding such warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 37,850 shares of Common Stock owned by Mr. Richter’s spouse and 540,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(3)	201 Main Street, Suite 1555, Fort Worth, Texas. Mr. Murphy, who became a director of the Company in November 2001, is the president of Paradigm Capital Corporation, a Texas corporation, which in turn, is the sole general partner of The Apogee Fund, L.P., a Delaware limited partnership. All of the referenced stock is owned of record by The Apogee Fund, and beneficial ownership of such securities is attributable to Mr. Murphy and Paradigm Capital Corporation by reason of their shared voting and disposition power with respect The Apogee Fund assets. Includes 48,197 shares of Common Stock issuable upon exercise of common stock purchase warrants granted to Mr. Murphy.

(4)	350 Madison Avenue, 9th Floor, New York, New York.

(5)	1800 Avenue of the Stars, Second Floor, Los Angeles, California. All of the shares are owned by limited partnerships controlled by Kayne Anderson Capital Advisors, L.P. Kayne Anderson Capital Advisors, L.P. disclaims beneficial ownership of the shares reported, except those shares attributable to it by virtue of its general partner interests in the limited partnerships.

     The following table sets forth the amount of Common Stock of the Company beneficially owned as of July 13, 2004 by each director of the Company, each nominee for director of the Company, each Named Executive Officer, and all directors, nominees for director and Named Executive Officers as a group. Except as noted, the address of each person is c/o Penn Octane Corporation, 77-530 Enfield Lane, Bldg. D, Palm Desert, California.

	Amount and Nature of
	Beneficial Ownership of	Percent of Class of
Name of Beneficial Owner	Common Stock (1)	Common Stock
Jerome B. Richter (2)	4,428,750	27.99%
Emmett M. Murphy (3)	1,163,697	7.59%
Ian T. Bothwell (4)	340,000	2.18%
Jerry L. Lockett (5)	266,225	1.71%
Stewart J. Paperin (6)	220,200	1.42%
Charles Handly (7)	160,000	1.04%
Harvey L. Benenson (8)	60,000	*
Richard “Beau” Shore, Jr.	16,000	*
All Directors, Nominees and Named Executive Officers as a group (8 persons) (9)	6,654,872	39.56%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under warrants which are currently exercisable, or which will become exercisable no later than 60 days after July 13, 2004, are deemed outstanding for computing the percentage of the person holding such warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 37,850 shares of Common Stock owned by Mr. Richter’s spouse and 540,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(3)	201 Main Street, Suite 1555, Fort Worth, Texas. Mr. Murphy, who became a director of the Company in November 2001, is the president of Paradigm Capital Corporation, a Texas corporation, which, in turn, is the sole general partner of The Apogee Fund, L.P., a Delaware limited partnership. All of the referenced common stock is owned of record by The Apogee Fund; beneficial ownership of such securities is attributed to Mr. Murphy by reason of his voting and disposition power with respect to The Apogee Fund assets. Includes 48,197 shares of common stock issuable upon exercise of common stock purchase warrants granted to Mr. Murphy.

(4)	Includes 340,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(5)	Includes 240,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(6)	Includes 170,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(7)	Includes 140,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(8)	Includes 60,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(9)	Includes 1,538,197 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

Compliance under Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that all directors, officers and 10% stockholders complied with such filing requirements, except as follows: Mr. Benenson filed a late report on Form 3 in August 2003; Mr. Bothwell filed a corrected Form 5 in February 2004 in order to report his warrant holdings in Table II; Mr. Lockett filed a late Form 4 in January 2004 to report a change in form of ownership of shares held by his children and to report his warrant holdings in Table II; Mr. Richter filed a corrected Form 4 in January 2004 to report his warrant holdings in Table II; and Mr. Murphy filed a late report on Form 3 in July 2004.

OTHER BUSINESS

     The Board of Directors does not presently intended to bring any other business before the Annual Meeting and, to the best knowledge of the Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice. As to any business that may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgement of the persons holding such proxies.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

     The Company anticipates that the Annual Meeting of Stockholders for fiscal 2004 will be held in January 2005. Accordingly, proposals of stockholders intended to be presented at such Annual Meeting must be received by the Secretary of the Company at the Company’s principal executive offices no later than October 31, 2004 in order to be included in the Company’s Proxy Statement and form of proxy relating to that Annual Meeting. All such proposals must comply with applicable Commission regulations. Stockholders may communicate directly with members of the Board of Directors by writing to them at the addresses indicated on the Company’s web site, www.pennoctane.com.

REPORTS ON FORM 10-K AND FORM 10-Q

     The Company’s Annual Report on Form 10-K/A for the fiscal year ended July 31, 2003, including consolidated financial statements, accompanies this Proxy Statement. Quarterly Reports on Form 10-Q/A for the fiscal quarters ended October 31, 2003 and January 31, 2004, and Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2004, are available upon written request and without charge to stockholders by writing to Ian T. Bothwell, Chief Financial Officer, Penn Octane Corporation, 77-530 Enfield Lane, Building D, Palm Desert, California 92211.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

/s/ JEROME B. RICHTER

July 14, 2004	Jerome B. Richter Chairman of the Board of Directors

Proxy — Penn Octane Corporation

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jerome B. Richter and Ian T. Bothwell as proxies, each with full power of substitution, and hereby authorizes them to vote all the shares of Common Stock of Penn Octane Corporation held of record by the undersigned on July 13, 2004 at the Annual Meeting of Stockholders of Penn Octane Corporation, to be held at The Hyatt Newporter — Ocean Room, 1107 Jamboree Road, Newport Beach, California, 92660, on July 30, 2004 at 9:00 AM, local time, or any adjournment thereof, as designated below and, in their discretion, on such other matters as may properly come before the Annual Meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS AND “FOR” PROPOSAL 2.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON.

IMPORTANT: This Proxy is continued on the reverse side.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

( To vote using the Telephone (within U.S. and Canada)

•	Call toll free 1-866-304-0653 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

8 To vote using the Internet

•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

•	Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 5:30 p.m., Central Daylight Time on July 29, 2004.
THANK YOU FOR VOTING

Penn Octane Corporation

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A Election of Directors

1. To elect five directors to the Board of Directors of the Company.

	For	Withhold
01 — Jerome B. Richter	☐	☐

02 — Richard “Beau” Shore, Jr.	☐	☐

03 — Stewart J. Paperin	☐	☐

	For	Withhold
04 — Harvey L. Benenson	☐	☐

05 — Emmett M. Murphy	☐	☐

B Issues

The Board of Directors recommends a vote FOR the following proposals.

		For	Against	Abstain
2.	To ratify the appointment of Burton McCumber & Cortez, L.L.P. as independent accountants for the Company and its subsidaries for the fiscal year ending July 31, 2004.	☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

C Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

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